Exhibit 10.12

SARA CREEK GOLD CORP.

STOCK OPTION AGREEMENT

Sara Creek Gold Corp., a Nevada corporation (the “Company”), hereby grants to the optionee listed below (“Optionee”), an option (this “Option”) to purchase the number of shares of the Company’s common stock set forth below (the “Shares”), subject to the terms and conditions of this Stock Option Agreement. This Option is granted in connection with the termination of the Company 2014 Stock Plan Stock Option Agreement, dated May 14, 2014, by and among the Company and Kristian Andresen, and the cancellation of the options granted thereunder.

I.	NOTICE OF STOCK OPTION GRANT

Optionee:	SMED CAPITAL CORP.

Date of Grant:	July 17, 2014

Exercise Price per Share:	$0.10

Total Number of Shares Granted:	1,000,000

Type of Shares:	Common Stock

Expiration Date:	May 13, 2024

Vesting Schedule:
This Option will vest in full on December 15, 2014.  The vesting of this Option is subject to the Continuous Service of Mr. Kristian Andresen (“Andresen”), an individual and beneficial owner of Optionee, as a Service Provider.

II.	AGREEMENT

1.             Definitions. Any capitalized term used but not otherwise defined in this Stock Option Agreement shall have the meaning ascribed such term in this Section 1.

(a)           “Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Cause” means:

(i)           With respect to any Employee or Consultant: (A) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (B) If no such agreement exists, or if such agreement does not define Cause: (1) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (2) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (3) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (4) material violation of state or federal securities laws.

(ii)           With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:(A) malfeasance in office; (B) gross misconduct or neglect; (C) false or fraudulent misrepresentation inducing the Director’s appointment; (D) willful conversion of corporate funds; or (E) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

(iii)           The Company, in its absolute discretion shall determine the effect of all matters and questions relating to whether a Service Provider has been discharged for Cause.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Common Stock” means the Common Stock of the Company.

(f)           “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to that entity.

(g)           “Continuous Service” means that the Service Provider’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Service Provider’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Service Provider renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Service Provider’s Continuous Service; provided further that if this Option is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

(h)           “Director” means a member of the Board.

(i)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(j)           “Employee” means any person, including officers, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable;

(ii)           If the Common Stock is regularly quoted by OTCQB or other recognized marketplace or securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii)           In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Company.

(m)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(n)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(o)           “Sale Event” means (i) any sale of Common Stock (excluding issuances of Common Stock by the Company) in a single transaction or a series of related transactions in which the holders of Common Stock immediately prior to such sale of Common Stock do not, directly or indirectly, own at least a majority of the Common Stock outstanding immediately after such sale of Common Stock, (ii) any merger, consolidation, reorganization or other business combination of the Company with or into any other corporation or other entity in which the holders of Common Stock immediately prior to such merger, consolidation, reorganization or business combination do not, directly or indirectly, own capital stock of the entity surviving such merger, consolidation, reorganization or business combination representing at least a majority of the combined voting power of the outstanding securities of such entity immediately after such merger, consolidation, reorganization or business combination, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company to an unrelated person or entity by means of a single transaction or a series of related transactions.

(p)           “Securities Act means the Securities Act of 1933, as amended.

(q)           “Service Provider” means an Employee, Director or Consultant.

(r)           “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.             Grant of Option.  The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant above, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”).

3.             Exercise of Option.  This Option is exercisable as follows:

(a)           Right to Exercise.

(i)           This Option shall be exercisable according to the vesting schedule set forth in the Notice of Stock Option Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on the Continuous Service of Andresen as a Service Provider.

(ii)           This Option may not be exercised for a fraction of a Share.

(iii)           In the event of Andresen’s death, Disability or other termination of Andresen’s status as a Service Provider, the exercisability of this Option shall be governed by Sections 8, 9 and 10 below, as applicable.

(iv)           In no event may this Option be exercised after 5:00 p.m. California time on the Expiration Date set forth in the Notice of Stock Option Grant.

(v)           The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Shares upon exercise of this Option; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Shares to Optionee or to any other person permitted to receive Shares upon exercise of this Option, and no such issuance or delivery shall be made unless and until Optionee or such person has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

(b)           Method of Exercise.  This Option shall be exercisable by written notice (substantially in the form of Exhibit A, the “Exercise Notice”). The notice must state the number of Shares for which this Option is being exercised and contain representations and agreements with respect to the Shares required pursuant to the provisions of the Plan or otherwise requested by the Company. The Exercise Notice must be signed by Optionee and delivered in person or by certified mail to the President of the Company and, regardless of the method of delivery, received by the Company no later than 5:00 p.m. California time on the Expiration Date. The Exercise Notice must be accompanied by payment of the Exercise Price.

(c)           Conditional Exercise. Notwithstanding any other provision of this Stock Option Agreement, if an exercise of any portion of this Option is to be made in connection with a public offering or a Sale Event, such exercise may at the election of Optionee be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

(d)           Reservation of Shares. For so long as this Option is exercisable, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the exercise of this Option, the maximum number of Shares issuable upon the exercise of this Option, and the par value per Share shall at all times be less than or equal to the applicable Exercise Price. The Company shall not increase the par value of any Shares receivable upon the exercise of this Option above the Exercise Price then in effect, and shall take all actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Option.

4.             Adjustment to Exercise Price and Number of Shares; Sale Event. The Exercise Price and the number of Shares issuable upon exercise of this Option shall be subject to adjustment from time to time as provided in this Section 4.

(a)           Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock.  If the Company, at any time or from time to time after the date of this Stock Option Agreement, (i) pays a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in options or convertible securities, or (ii) subdivides (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, then the Exercise Price in effect immediately prior to the dividend, distribution or subdivision shall be proportionately reduced and the number of Shares issuable upon exercise of this Option shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to the combination shall be proportionately increased and the number of Shares issuable upon exercise of this Option shall be proportionately decreased. Any adjustment under this Section 4(a) shall become effective concurrent at the time the dividend, subdivision or combination becomes effective.

(b)           Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger.  In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than (x) a change in par value, from par value to no par value, or from no par value to par value, or (y) as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another person, (iv) sale of all or substantially all of the Company’s assets to another person or (v) other similar transaction (other than any such transaction covered by Section 4(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Option shall, immediately after the reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Shares then exercisable under this Option, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor person resulting from such transaction to which Optionee would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if Optionee had exercised this Option in full immediately prior to the time of the reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Shares then issuable hereunder as a result of the exercise; and, in such case, appropriate adjustment (in form and substance determined by the Board in its reasonable discretion) shall be made with respect to Optionee’s rights under this Option to insure that the provisions of this Section 4 shall thereafter be applicable, as nearly as possible, to this Option in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Option (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of the consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Shares acquirable upon exercise of this Option without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 4(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. Subject to Section 4(f), the Company shall not effect any reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor person (if other than the Company) resulting from the reorganization, reclassification, consolidation, merger, sale or similar transaction, assumes, by written instrument substantially similar in form and substance to this Option, the obligation to deliver to Optionee the shares of stock, securities or assets which, in accordance with the foregoing provisions, Optionee shall be entitled to receive upon exercise of this Option. With respect to any corporate event or other transaction contemplated by the provisions of this Section 4(b), Optionee shall have the right to elect prior to the consummation of the event or transaction, to give effect to the exercise rights contained in Section 3 instead of giving effect to the provisions contained in this Section 4(b) with respect to this Option.

(c)           Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by these provisions occurs, then the Board shall make an appropriate adjustment in the Exercise Price and the number of Shares issuable upon exercise of this Option so as to protect the rights of Optionee in a manner consistent with the provisions of this Section 4; provided, that no such adjustment pursuant to this Section 4(c) shall increase the Exercise Price or decrease the number of Shares issuable as otherwise determined pursuant to this Section 4.

(d)           Certificate as to Adjustment.

(i)           As promptly as reasonably practicable following any adjustment of the Exercise Price that results in an increase or decrease of the Exercise Price of $0.01 or more, but in any event not later than 20 business days thereafter, the Company shall furnish to Optionee a certificate of an executive Officer setting forth in reasonable detail the adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii)           As promptly as reasonably practicable following the receipt by the Company of a written request by Optionee, but in any event not later than 10 business days thereafter, the Company shall furnish to Optionee a certificate of an executive Officer certifying the Exercise Price then in effect and the number of Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Option; provided that Optionee may only exercise its rights pursuant to this Section 4(d)(ii) once during any 12 consecutive month period.

(e)           Notices. In the event:

(i)           that the Company takes a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Option) for the purpose of entitling or enabling them to receive any dividend or other distribution, to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii)           of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another person, or sale of all or substantially all of the Company’s assets to another person; or

(iii)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

 then, and in each such case, the Company shall send or cause to be sent to Optionee at least 20 days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for the dividend, distribution or other right or action, and a description of the dividend, distribution or other right, or (B) the effective date on which the reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or the other capital stock or securities at the time issuable upon exercise of the Option) shall be entitled to exchange their shares of Common Stock (or other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and the amount per share and character of the exchange applicable to the Option and the Shares.

(f)           Sale Event.  Notwithstanding anything in this Stock Option Agreement to the contrary, the Company shall have the right (exercisable in the sole and absolute discretion of the Board), but not the obligation, in connection with a Sale Event to make or provide for a cash payment to Optionee, in exchange for the cancellation of this Option, in an amount equal to the difference between (i) the value as determined by the Board of the consideration payable, or otherwise to be received by stockholders, per share of Common Stock pursuant to a Sale Event multiplied by the number of Shares then issuable under this Option and (b) the aggregate Exercise Price of all the Shares, subject to the other terms and conditions of the Sale Event (such as representations and warranties, holdback and escrow amounts, indemnification obligations and purchase price adjustments) to the extent applicable to Common Stock holders.

5.             Lock-Up Period.  Optionee agrees, if so requested by the Company or an underwriter of shares of stock in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares of stock held by it for that period, not to exceed 180 days following the effective date of the relevant registration statement filed under the Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of the 180-day period.

6.             Method of Payment.  Payment of the Exercise Price shall be paid:

(a)           In cash, by certified check, or by wire transfer of immediately available funds;

(b)           Through the delivery of shares of stock that have been purchased by Optionee on the open market or that are beneficially owned by Optionee and are not then subject to restrictions under any Company plan or agreement; provided that if the surrendered shares were acquired directly from the Company, those shares have (i) been owned by the Optionee for more than six months as of the date of surrender, and (ii) a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised;

(c)           If expressly authorized by the Company upon the request of Optionee (which authorization may be granted or withheld in the Company’s sole and absolute discretion), by Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company the purchase price in cash, by cashier’s check payable to the Company, or by wire transfer of immediately available funds; provided that if Optionee chooses to pay the purchase price in this manner, Optionee and the broker shall comply with procedures and enter into agreements of indemnity and other agreements prescribed by the Company as a condition of the payment procedure;

(d)           By a “net cashless exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise of this Option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Exercise Price; or

(e)           Any combination of the foregoing methods of payment (subject to approval or authorization of the Company).

7.             Restrictions on Exercise.  Notwithstanding anything herein to the contrary, this Option may not be exercised if the issuance of Shares upon exercise or if the method of payment for the Shares would constitute a violation of any applicable laws or regulations, including, without limitation, applicable federal and state securities laws and regulations.  The Company may require Optionee to make any representations and warranties to the Company required by any applicable law or regulation before allowing this Option to be exercised.  Shares issued upon exercise of this Option may not be issued in the name of any person or entity other than Optionee unless Optionee and/or the person or entity in whose name the Shares are proposed to be issued have delivered to the Company all information and documents the Company deems relevant in connection therewith, including, without limitation, information with respect to the person or entity in whose name the Shares are proposed to be issued, representations regarding exemptions from registration under applicable federal and state securities laws (and, if requested by the Company, an opinion of legal counsel of Optionee and/or the person or entity in whose name the Shares are proposed to be issued, which counsel shall be reasonably acceptable to the Company, regarding exemptions from registration under applicable federal and state securities laws), and the person or entity in whose name the Shares are proposed to be issued agreeing in writing to the terms and conditions of this Stock Option Agreement concerning the issuance of any Shares.  No Shares will be issued pursuant to the exercise of this Option unless the issuance and the exercise comply with all relevant requirements of any stock exchange upon which the Shares may then be listed.

8.             Termination of Relationship. Upon a cessation of Andresen’s Continuous Service (other than by reason of termination for Cause or Andresen’s death or Disability), then to the extent (a) not vested as of the date on which Andresen ceases to be a Service Provider, the unvested portion of this Option shall immediately terminate, and (b) vested as of the date on which Andresen ceases to be a Service Provider (taking into account any vesting that may occur in connection with termination), the vested portion of this Option shall remain exercisable for a period of six months immediately following the date of termination (but in no event later than 5:00 p.m. California time on the Expiration Date set forth in the Notice of Stock Option Grant). If Optionee does not exercise the vested portion of this Option within the time specified in this Section 8, the vested portion of this Option shall terminate.

9.             Termination for Cause.  Upon a cessation of Andresen’s Continuous Service by reason of termination for Cause, this Option shall terminate in full as of the start of business on the date of Andresen’s termination, regardless of whether this Option is then vested and/or exercisable with respect to any Shares.

10.           Disability or Death of Andresen.  Upon a cessation of Andresen’s Continuous Service as a result of Disability or as a result of Andresen’s death, then to the extent (a) not vested as of the date on which Andresen ceases to be a Service Provider due to Disability or death, the unvested portion of this Option shall immediately terminate, and (b) vested as of the date on which Andresen ceases to be a Service Provider due to Disability or death, the vested portion of this Option shall remain exercisable for a period of six months immediately following the date of termination (but in no event later than 5:00 p.m. California time on the Expiration Date set forth in the Notice of Stock Option Grant). If Optionee does not exercise the vested portion of this Option within the time specified in this Section 10, the vested portion of this Option shall terminate.

11.           Compliance with Securities Act.

(a)           Optionee, by acceptance of this Option, agrees to comply in all respects with the provisions of this Section 11 and the restrictive legend requirements set forth below and further agrees that Optionee shall not offer, sell or otherwise dispose of this Option or any Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or applicable United States, foreign, provincial or state securities laws and regulations. This Option and all Shares issued upon exercise of this Option (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“THIS OPTION AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION HAVE BEEN ISSUED PURSUANT TO REGULATION S PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  AS SUCH, THE SECURITIES REPRESENTED BY THIS OPTION ARE “RESTRICTED SECURITIES” AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF OTHER THAN (A) (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES ISSUABLE UPON EXERCISE OF THIS OPTION UNDER THE SECURITIES ACT, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT, OR (IV) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (B) PURSUANT TO THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF APPLICABLE STATE, PROVINCIAL AND FOREIGN SECURITIES LAWS OR PURSUANT TO ONE OR MORE EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENT, AND (C) IF THE COMPANY REQUESTS, BASED ON AN OPINION SATISFACTORY TO THE COMPANY WITH RESPECT TO FOREGOING (A) AND (B) HAS BEEN RENDERED BY COUNSEL.  THE HOLDER HEREOF AGREES THAT (X) ANY HEDGING TRANSACTION WITH RESPECT TO THE SECURITIES REPRESENTED BY THIS OPTION WILL BE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT AND (Y) IT WILL DELIVER, OR CAUSE TO BE DELIVERED, TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS OPTION ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION” AND “UNITED STATES” HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.”

(b)           In connection with the issuance of this Option, Optionee specifically represents to the Company as follows:

(i)           Optionee (A) is not a “U.S. Person” as defined in Rule 902 of Regulation S promulgated under the Securities Act and (B) is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Optionee is acquiring this Option and all Shares issued upon exercise hereof for investment for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Option or the Shares, except pursuant to sales registered or exempted under the Securities Act.

(ii)           Optionee understands and acknowledges that this Option and the Shares to be issued upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, Optionee represents that it is familiar with Regulation S and Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(iii)           Optionee acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Option and the Shares. Optionee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Option and the business, properties, prospects and financial condition of the Company.

(iv)           Optionee acknowledges and agrees that neither the Company, nor any Officer, Director, Employee or representative of the Company, nor any other person has made or is making any representations or warranties of any kind or nature whatsoever, express or implied, beyond those expressly given by the Company in this Option.

(c)           If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Act or any applicable state laws at the time this Option is exercised, Optionee or the holder of this Option shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company an executed Investment Representation Statement in the form of Exhibit B and shall make any other written representations and warranties deemed necessary or appropriate by the Company or the Company’s counsel.

12.           Transferability of Option.  Prior to this Option vesting in full, neither this Option nor the rights herein may be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of except by laws of descent.  Once this Option has vested in full, subject in all respects to Section 11, Optionee may freely sell, pledge, assign, hypothecate, transfer or otherwise dispose of this Option and any rights herein.  This Stock Option Agreement and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors and assigns of the Company and of Optionee.

13.           Term of Option.  Subject to earlier termination in accordance with Sections 8, 9 and 10, this Option may be exercised only prior to 5:00 p.m. California time on the Expiration Date set forth in the Notice of Stock Option Grant.

14.           Construction.  The titles of Sections in this Stock Option Agreement are used for convenience only and are not, and shall not be, considered in construing or interpreting this Stock Option Agreement.  The words “include,” “includes,” and “including” when used herein are deemed in each case to be followed by the words “without limitation.”  Words (including defined terms) in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender or neutral gender as the context requires.  The terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise expressly specified, be construed to refer to this Stock Option Agreement as a whole and not to any particular provision of this Stock Option Agreement.

15.           No Third-Party Beneficiaries; No Right to Employment.  This Option is for the sole benefit of the Optionee and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Option. Nothing in this Stock Option Agreement confers upon Andresen any right to continue as an employee, officer, director or consultant of the Company or any Parent, Subsidiary or other Affiliate of the Company, or interferes with or restricts in any way the rights of the Company or any Parent, Subsidiary or other Affiliate of the Company, which are hereby expressly reserved, to discharge Andresen at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement, or written consulting agreement, between Andresen and the Company or any Parent, Subsidiary or other Affiliate of the Company.

16.           Headings. The headings in this Stock Option Agreement are for reference only and shall not affect the interpretation of this Stock Option Agreement.

17.           Amendment and Modification; Waiver. This Stock Option Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or Optionee of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Stock Option Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18.           Severability. If any term or provision of this Stock Option Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Stock Option Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

19.           Governing Law. This Stock Option Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Nevada.

20.           Submission to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Stock Option Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of California in each case located in the city of Los Angeles and County of Los Angeles, California, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

21.           Counterparts. This Stock Option Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Stock Option Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Stock Option Agreement.

(Signature Page Follows)

This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

SARA CREEK GOLD CORP.

By:	/s/ Darren Katic
Name: Darren Katic
Title: President

Optionee hereby accepts this Option subject to all of the terms and provisions of this Stock Option Agreement. Optionee has reviewed this Stock Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Option Agreement and fully understands all provisions of this Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Stock Option Agreement.

Dated:	July 17, 2014	SMED CAPITAL CORP.

		By:	/s/ Kristian Andresen
Name: Kristian Andresen
Its: President and Director

EXHIBIT A

SARA CREEK GOLD CORP.

STOCK OPTION EXERCISE NOTICE

Sara Creek Gold Corp.

1.           Exercise of Option.  Effective as of today, _______________, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _____ shares of common stock (the “Shares”) of Sara Creek Gold Corp., a Nevada corporation (the “Company”), under the Stock Option Agreement dated ____________ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Method of Payment of Exercise Price:

Certificate to be issued in name of:

2.           Rights as Stockholder.  Optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of the Option and not as to unexercised Shares.  No Shares shall be “acquired” for purposes of the Option Agreement unless and until the Option has been properly exercised pursuant to the terms of the Option Agreement, the Company has issued and delivered a certificate representing the Shares, and the name of the holder of such Shares has been entered on the books of the Company as a stockholder.

3.           Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company or any of its agents or representatives for any tax advice.

Date:	Submitted by:

OPTIONEE

By:
Name:
Title

Exhibit A

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	SARA CREEK GOLD CORP.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed shares of common stock (the “Shares”) of Sara Creek Gold Corp., a Nevada corporation (the “Company”), the undersigned (“Optionee”) represents and warrants to the Company as follows:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring the Shares for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

(b)           Optionee acknowledges and understands that the Shares constitute “restricted securities” under the Act and have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. Optionee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c)           Optionee is familiar with the provisions of Rule 144 promulgated under the Act, which, in substance, permits limited public resale of “restricted securities” acquired directly or indirectly from the issuer in a non-public offering subject to the satisfaction of certain conditions.  Optionee further understands that if all of the applicable requirements of Rule 144 are not satisfied, registration under the Act or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for the offers or sales, and that the persons and their respective brokers who participate in the transactions do so at their own risk. Optionee understands that no assurances can be given that any other registration exemption will be available in that event.

Exhibit B

(d)           Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to that reliance.

Date:	Signature of Optionee:

 B-2